SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                  _________

                                   FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        ANHEUSER-BUSCH COMPANIES, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                  Delaware                         43-1162835
    ----------------------------------------     -------------
    (State of Incorporation or Organization)     (IRS Employer
                                                 Identification no.)

     One Busch Place, St. Louis, Missouri             63118
     ---------------------------------------     -------------
    (Address of Principal Executive Offices)        (Zip Code)

   If this form relates to the             If this form relates to the
   registration of a class of              registration of a class of
   securities pursuant to                  securities pursuant to 12(g)
   Section 12(b)of the Exchange            of the Exchange Act and is
   Act and is effective pursuant           effective pursuant to General
   to General Instruction A.(c),           Instruction A.(d), please
   please check the following              check the following box. [ ]
   box. [X]



   Securities Act registration statement file number to which this form relates: Not Applicable
                  --------------


   Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class           Name of each Exchange on which
       to be so Registered           Each Class is to be Registered
       -------------------           ------------------------------

       6 1/2% Debentures Due              New York Stock Exchange
       January 1, 2028

   Securities to be registered pursuant to Section 12(g) of the Act:

                                 None
   -----------------------------------------------------------------
                            (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

          The material set forth in the section captioned

"Description of Debt Securities" contained in the Registrant's

Registration Statement on Form S-3, Registration No. 333-31477,

the Registrant's prospectus dated July 23, 1997 and the

Registrant's prospectus supplement thereto dated January 7, 1998 are each incorporated herein by reference.



Item 2.   Exhibits.
          ---------

                    (1)  Indenture dated as of August 1, 1995
               between the Registrant and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4.1 in the Registrant's Registration Statement No. 33-60885.)




















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

                           SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities

Exchange Act of 1934, the registrant has duly caused this

registration statement to be signed on its behalf by the

undersigned, thereto duly authorized.


                              ANHEUSER-BUSCH COMPANIES, INC.

Date: November 12, 1998
                              /s/JoBeth Brown
                              ------------------------------
                              JoBeth Brown
                              Vice President and Secretary



























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